Exhibit 99.2

April 16, 2018 Fourth Quarter and Full Year 2017 Financial Results and Strategic Update Tracy Pagliara President and CEO Erin Gonzalez Chief Financial Officer

Cautionary Notes 1 Forward-looking Statement Disclaimer This presentation contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the timing or outcome of the Electrical Solutions strategic review process, if any, the ability to close on a revolving credit facility, the outcome of a strategic review process for Global Power, the Company’s ability to comply with the terms of its debt instruments, the impact of planned cost reductions, reorganization and restructuring efforts, the Company’s ability to implement its liquidity plan, the Company’s ability to engage with a strong financial partner for the continuing services business, expectations for growth of the business in 2018 and ability to realize the inherent value in the Company’s capabilities, ability to compete well in Global Power’s markets, and other related matters. These statements reflect our current views of future events and financial performance and are subject to a number of risks and uncertainties, including our ability to comply with the terms of our credit facility and enter into new lending facilities and access letters of credit, ability to timely file our periodic reports with the SEC, ability to implement our strategic initiatives, business plans, and liquidity plans, and ability to maintain effective internal control over financial reporting and disclosure controls and procedures. Our actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements. Additional risks and uncertainties that could cause or contribute to such material differences include, but are not limited to, decreased demand for new gas turbine power plants, reduced demand for, or increased regulation of, nuclear power, loss of any of our major customers, whether pursuant to the loss of pending or future bids for either new business or an extension of existing business, termination of customer or vendor relationships, cost increases and project cost overruns, unforeseen schedule delays, poor performance by our subcontractors, cancellation of projects, competition for the sale of our products and services, including competitors being awarded business by our customers that we previously provided, shortages in, or increases in prices for, energy and materials such as steel that we use to manufacture our products, damage to our reputation, warranty or product liability claims, increased exposure to environmental or other liabilities, failure to comply with various laws and regulations, failure to attract and retain highly-qualified personnel, loss of customer relationships with critical personnel, effective integration of acquisitions, volatility of our stock price, deterioration or uncertainty of credit markets, changes in the economic and social and political conditions in the United States, including the banking environment or monetary policy, and any suspension of our continued reporting obligations under the Securities Exchange Act of 1934, as amended. Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in our filings with the SEC, including the section of the Annual Report on Form 10-K for its 2017 fiscal year titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and we caution you not to rely upon them unduly. Non-GAAP Financial Measures This presentation will discuss some non-GAAP financial measures, which Global Power believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found on the EBITDA Reconciliation slide of this presentation.

Initial Progress in 2018 2 Initiated cost reduction efforts Transforming to operating business from holding company structure Voluntary resignation of Craig Holmes Reduced size of Board from 12 to 5 members to be commensurate with size of organization and to reduce costs Positive news: SEC concluded investigation with no intention to recommend an enforcement action against the Company Released contingent liability reserve of $4.4 million (recognized in revenue) Negotiated settlement of disputed unapproved change orders ($2.8 million recognized in revenue) Sold facility in Netherlands for net proceeds of $0.3 million Backlog grew from $137.7 million at end of 2017 to $150.1 million at March 31, 2018 Initiated process to evaluate strategic alternatives for Global Power Established $3.0 million incremental loan commitment for emergency use

Results in 2017 3 Sold the Mechanical Solutions business and related facilities in Mexico for total net proceeds of $44.5 million Elected to exit the Electrical Solutions business to address liquidity challenges Electrical and Mechanical segments reported as discontinued operations for 2017 Formed LLC with Bechtel to supply craft labor and supervision for Vogtle 3 & 4 (Bechtel 75% member, Williams 25% member) Collected $6.4 million of $8.7 million in receivables related to customer bankruptcy

($ in millions) 4 Revenue* Q4 2017 Major drivers of $14.8 million decline: $6.2 million (42%) related to sale of Hetsco $12.4 million reduction related to completion of several fixed-price nuclear projects $8.2 million increase in quarter for work at Vogtle 3 & 4 2017 Major drivers of $44.0 million decline: $21.2 (48%) million related to sale of Hetsco $26.6 million related to completion of restart activities at a nuclear power plant $23.8 million related to completion of 2 multi-year fixed price nuclear projects Positive offsets included: $19.2 million in maintenance & modification work for scheduled outage $4.4 million related to release of contingency liability *Revenue from continuing operations

($ in millions) 5 Gross Profit and Margin* Q4 2017 Gross margin expanded 1.9% while gross profit declined $1.5 million $2.8 million of 100% margin revenue from resolution of disputed unapproved change orders $1.8 million of zero margin revenue on estimated loss contracts Margin improved with better mix of work 2017 Gross profit declined $13.3 million $6.6 million due to sale of Hetsco $8.0 million in loss contract charges $4.4 benefit from reversal of contingent liability (100% margin) 16.1% *Gross profit and margin from continuing operations

($ in millions) 6 Operating Loss* Q4 2017 Operating loss increased $0.9 million on $1.5 million reduction in gross profit G&A declined $0.7 million from $0.8 million less operating expenses due to Hetsco divestiture 2017 Operating loss increased $4.1 million on $13.3 million reduction in gross profit Restructured operations drove $0.6 million decline in Selling & Marketing expenses G&A down $3.4 million due to Hetsco divestiture Restatement costs were $3.6 million lower *Operating loss from continuing operations

7 Adjusted EBITDA* *Adjusted EBITDA is a non-GAAP measure. Global Power believes that providing non-GAAP information, such as Adjusted EBITDA, is important as that information is used as analytical indicators by Global Power's management to better understand operating performance. Global Power’s credit facility also contains ratios based on EBITDA. Because Adjusted EBITDA is a non-GAAP measure and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies. See the attached tables for additional important disclosures regarding Global Power’s use of Adjusted EBITDA, as well as the reconciliation of GAAP net income/(loss) to Adjusted EBITDA. ($ in millions) Q4 2017 Positive Adj. EBITDA in quarter despite higher operating loss from continuing operations and fewer “add back” adjustments, such as restatement expenses and 2016 loss on sale leaseback 2017 Increased operating loss in 2017 2016 “add backs” included loss on sale of business and assets held for sale, as well as higher restatement expenses and other non-operating items *Adjusted EBITDA from continuing operations ($3.4) ($11.7) 2016 2017

Borrowings and Cash 8 Cash used in continuing operations in 2017: $29.2 million Unrestricted cash at 12/31/2017: $4.6 million, improved from $2.8 million at 12/31/2016 Sources of cash in 2017: October: Sold Mechanical Solutions, Mexico facility & equipment, for $44.5 million net proceeds and repaid $35.9 million of term debt November: Received $6.4 million on pre-petition services due from Westinghouse ABL revolver status Disputed unapproved change orders and loss contracts resulted in denial Back in conversation with same lender with resolution of most issues Debt and liquidity as of April 9, 2018: Outstanding debt $25.9 million Cash on hand: $18.9 million including $10.4 million of restricted cash Current Lending Agreement Date: Source: Terms June 2017 $45 million credit facility, senior secured term loan Initial interest is LIBOR +9% per year, payable in cash, plus 10% payable in-kind (“PIK”) interest Prepayment premium range: 0% - 3% Term end: December 16, 2021 A default under the current agreement would allow lenders to exercise their rights to collect then-outstanding amounts, which may include foreclosure on substantially all of the Company’s assets. This action could have a material adverse effect on the business. Please refer to the Company’s 2017 Annual Report on Form 10-K for additional risks and discussions relative to the Company’s liquidity status.

Outlook for 2018 9 Status of sale of Electrical Solutions Slower than anticipated; Q4 2017 performance a detractor Remains active process with engaged bidders Hired new investment banker with greater experience in middle market space Q1 2018 improving conditions Building backlog; resolved disputed change orders, released contingent liability reserve and addressed process and controls Increase scope on Vogtle 3 & 4 Bidding on new opportunities in various markets; awarded several new nuclear and fossil-power contracts Working on additional decommissioning work and a number of industrial projects New estimating and review procedures; formalized change order procedures; Changed out and stabilized management team Aggressively reduce corporate and other operating costs Expect $5.0 million to $7.0 million in annualized corporate costs by year end Significant savings potential with refinancing: $14.6 million in interest at weighted average rate of 19.1% in 2017 Strategic alternative review: potential restructuring of balance sheet

Supplemental Information

11 EBITDA Reconciliation* Global Power Equipment Group Inc. Adjusted EBITDA Reconciliation* Three Months Ended December 31, Year Ended December 31, ($ in thousands) 2016 2017 2016 2017 Net loss from continuing operations $ (3,487) $ (2,723) $ (36,839) $ (29,564) Add back: Depreciation and amortization expense 378 525 2,871 1,673 Loss on sale of business and net assets held for sale 53 - 8,255 (239) Loss on sale-leasebacks, net 1,238 - 1,238 - Interest expense, net 1,910 7,043 8,318 14,626 Restatement expenses 1,151 130 6,738 3,089 Stock-based compensation 594 861 1,665 2,716 Income tax expense (benefit) 289 (5,142) 1,407 (6,367) Bank restructuring costs 1,320 - 1,320 350 Severance costs (16) 9 732 1,505 Asset disposition costs 100 42 664 737 Franchise taxes (12) (29) 250 199 Adjusted EBITDA from continuing operations $ 3,518 $ 261 $ (3,381) $ (11,730) Non-GAAP Financial Measure: Adjusted EBITDA is defined as consolidated net income before interest expense, net, income tax expense (benefit), franchise taxes, depreciation and amortization expense, impairment expenses, bargain purchase gain, foreign currency gain, other expense, net, stock-based compensation, restatement expenses, asset disposition costs, net loss on sale-leasebacks, loss on sale of business and net assets held for sale, bank restructuring costs, facility exit costs and severance costs. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Global Power believes that providing non-GAAP information such as Adjusted EBITDA is important for investors and other readers of Global Power's financial statements, as they are used as analytical indicators by Global Power's management to better understand operating performance. Global Power’s credit facility also contains ratios based on EBITDA. Because Adjusted EBITDA is a non-GAAP measure and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies. *Adjusted EBITDA from continuing operations